                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER






The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1997, (97-2), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and



2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.


                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 DECEMBER 1997

                        CUSIP#'S  393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                        TRUST ACCOUNT #80-4671500
                        REMITTANCE DATE: 1/15/98

                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

Class A Certificates
--------------------

(1a) Amount available (including Monthly
     Servicing Fee)                            $7,494,854.20

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00


(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       7,494,854.20

A.   Interest
     (2) Aggregate Interest
      a. Class A-1 Remittance Rate(5.6175%)           5.6175%
      b. Class A-1 Interest                             0.00    -0.00000010
      c. Class A-2 Remittance Rate(6.00%)               6.00%
      d. Class A-2 Interest                        24,279.06     3.86486138
      e. Class A-3 Remittance Rate(6.42%)               6.42%
      f. Class A-3 Interest                       401,859.90     5.35000000
      g. Class A-4 Remittance Rate(6.66%)               6.66%
      h. Class A-4 Interest                       366,144.60     5.55000000
      i. Class A-5 Remittance Rate(6.91%)               6.91%
      j. Class A-5 Interest                       523,778.00     5.75833333
      k. Class A-6 Remittance Rate(7.24%)               7.24%
      l. Class A-6 Interest                       405,578.77     6.03333328
      m. Class A-7 Remittance Rate (7.62%
         unless the Weighted Average
         Contract rate is less than 7.62%)              7.62%
      n. Class A-7 Interest                       867,517.95     6.35000004

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 2



                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

(3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00             .00

(4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                   .00             .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                3,434,706.37             N/A
         a. Scheduled Principal                  661,614.89             N/A
         b. Principal Prepayments              2,170,186.06             N/A
         c. Liquidated Contracts                 590,848.46             N/A
         d. Repurchases                                 .00             N/A
         e. Current Month Advanced Principal   1,365,598.43             N/A
         f. Prior Month Advanced Principal    (1,353,541.47)            N/A

     (6) Pool Scheduled Principal Balance    521,172,703.90

    (6b) Adjusted Pool Principal Balance     519,807,105.47    945.10382813

    (6c) Pool Factor                             0.94510383

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date        .00

     (8) Class A Percentage for such Remittance
         Date                                         92.12%

     (9) Class A Percentage for the following
         Remittance Date                              92.06%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 3

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98



 (10) Class A Principal Distribution:
      a. Class A-1                                       .00               .00
      b. Class A-2                              3,434,706.37      546.75364056
      c. Class A-3                                       .00               .00
      d. Class A-4                                       .00               .00
      e. Class A-5                                       .00               .00
      f. Class A-6                                       .00               .00


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

  (11) Class A-1 Principal Balance                       .00         .00000000
 (11a) Class A-1 Pool Factor                      0.00000000

  (12) Class A-2 Principal Balance              1,421,105.47       226.2186358
 (12a) Class A-2 Pool Factor                       .22621864

  (13) Class A-3 Principal Balance             75,114,000.00      1000.0000000
 (13a) Class A-3 Pool Factor                      1.00000000

  (14) Class A-4 Principal Balance             65,972,000.00      1000.0000000
 (14a) Class A-4 Pool Factor                      1.00000000

  (15) Class A-5 Principal Balance             90,960,000.00      1000.0000000
 (15a) Class A-5 Pool Factor                      1.00000000

  (16) Class A-6 Principal Balance             67,223,000.00      1000.0000000
 (16a) Class A-6 Pool Factor                      1.00000000

  (17) Class A-7 Principal Balance            136,617,000.00      1000.0000000
 (17a) Class A-7 Pool Factor                      1.00000000

  (18) Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 4


                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

     (19)  31-59 days                   6,507,587.02                       204

     (20)  60 days or more              6,281,973.55                       163

     (21)  Current Month Repossessions    901,830.21                        32

     (22)  Repossession Inventory       3,106,179.19                       104

     (23)  Weighted Average Contract Rate   10.12747

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date          1.80%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                     1.01%

(25) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date         1.25%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                     1.09%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 5


                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98


(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                             .12%

(27) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date        226,750.41

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                             .33%

(28) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 23.25%)                                               15.73%

(29) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                        .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                  7.86%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 6

                         CUSIP#'S   393505-SV5
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 1/15/98




                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

CLASS M1 CERTIFICATES
---------------------

(30)  Amount available (including Monthly
      Servicing Fee)                             1,470,989.55

A.    Interest
(31)  Aggregate interest
      a.    Class M-1 Remittance Rate (7.54%,
            unless Weighted Average Contract
            Rate is below 7.54%)                         7.54%
      b.    Class M-1 Interest                     259,187.50        6.28333333

(32)  Amount applied to Class M-1 Interest
      Deficiency Amount                                   .00                 0

(33)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                   .00                 0

(34)  Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall              .00                 0

(35)  Remaining:
      a. Unpaid Class M-1 Interest Shortfall              .00                 0

B.    Principal
(36)  Formula Principal Distribution Amount               .00               N/A
      a. Scheduled Principal                              .00               N/A
      b. Principal Prepayments                            .00               N/A
      c. Liquidated Contracts                             .00               N/A
      d. Repurchases                                      .00               N/A

(37)  Class M-1 Principal Balance               41,250,000.00     1000.00000000
(37a) Class M-1 Pool Factor                        1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 7

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98


(38) Class M-1 Percentage for such Remittance
     Date                                              .00%


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

(39) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                             .00        0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                            .00
(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date          .00
(41) Class M-1 Percentage for the following
     Remittance Date                                     .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                             1,211,802.05

(2) Class B-1 Remittance Rate (7.56% unless
    Weighted Average Contract Rate is below 7.56%)      7.56%

(3) Aggregate Class B1 Interest                   138,600.00        6.30000000

(4) Amount applied to Unpaid Class
    B1 Interest Shortfall                                .00               .00

(5) Remaining unpaid Class B1
    Interest Shortfall                                   .00               .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 8

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98



(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                  .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                  .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date           .00

(8a)  Class B Percentage for such Remittance Date        .00



                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

(11)  Class B Principal Balance                41,250,000.00

(12)  Class B1 Principal Balance               22,000,000.00
(12a) Class B1 Pool Factor                        1.00000000

Class B2 Certificates
---------------------

(13)  Remaining Amount Available                1,073,202.05

(14)  Class B-2 Remittance Rate (8.05%
      unless Weighted Average Contract
      Rate is less than 8.05%)                          8.05%

(15)  Aggregate Class B2 Interest                 129,135.42        6.70833341

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             DECEMBER 1997 - Page 9

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98


(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                               .00              .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall       .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date            .00

(19)  Class B2 Principal Liquidation Loss Amount          .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                .00

(21)  Guarantee Payment                                   .00

(22)  Class B2 Principal Balance                19,250,000.00

(22a) Class B2 Pool Factor                         1.00000000


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                             218,581.40

(24)  3% Guarantee                                 725,485.23

(25)  Class C Residual Payment                            .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                            DECEMBER 1997 - Page 10


                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 1/15/98



(26) Class M-1 Interest Deficiency on such
     Remittance Date                                        .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                        .00

(28) Repossessed Contracts                           901,830.21

(29) Repossessed Contracts Remaining
     in Inventory                                  3,106,179.19